UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 26, 2013

Date of Report (Date of earliest event reported)

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52228	33-0344842
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6042 Cornerstone Ct. West, Suite B, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 210-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amended and Restated 2009 Stock Incentive Plan of Sorrento Therapeutics, Inc. (the “Plan”)

At the 2013 Special Meeting of Stockholders of Sorrento Therapeutics, Inc. (“Sorrento”) held on April 26, 2013 (the “2013 Special Meeting”), Sorrento’s stockholders approved the amendment and restatement of the Plan. Pursuant to the restatement, the number of shares of common stock authorized to be issued pursuant to the Plan was increased from 15,600,000 to 34,000,000, the Plan’s evergreen provision was modified, the aggregate value of awards which may be granted to any non-employee director in any fiscal year was limited, it was made clear that awards may be subject to any clawback policy adopted by Sorrento and a ten-year term for the amended and restated Plan was instituted.

For a description of the Plan, as amended and restated, please see “Proposal 1, Amendment and Restatement of the Company’s 2009 Stock Incentive Plan” in Sorrento’s definitive proxy statement for its 2013 Special Meeting of Stockholders, filed with the Securities and Exchange Commission on April 16, 2013 (the “2013 Proxy Statement”), which is incorporated herein by reference. The text of the amended and restated Plan is attached as Appendix A to Sorrento’s 2013 Proxy Statement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2013, the stockholders of Sorrento voted to approve three amendments to Sorrento’s Certificate of Incorporation. The first amendment (“Amendment 1”) increases the number of shares of common stock authorized to be issued by Sorrento from 500,000,000 to 750,000,000. The second amendment (“Amendment 2”) authorizes the Board of Directors of Sorrento (the “Board”) to effect a reverse stock split of Sorrento’s common stock by a ratio of not less than 1-for-2 and not more than 1-for-150, with the Board having the discretion as to whether or not the reverse split is to be effected at any time prior to the first anniversary date of the 2013 Special Meeting, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Board in its discretion (the “Reverse Split Proposal”). The third amendment (“Amendment 3”) authorizes the Board, in the event the Reverse Split Proposal is approved, in its discretion, to reduce the number of shares of common stock authorized to be issued by Sorrento in proportion to the percentage decrease in the number of outstanding shares of common stock resulting from the reverse split (or a lesser decrease in authorized shares of common stock as determined by the Board in its discretion).

On April 26, 2013, Sorrento filed a Certificate of Amendment to effect Amendment 1 with the Secretary of State of the State of Delaware.

Amendment 2 and Amendment 3 will only be effected at the discretion of the Board and have not been effected as of the date of this filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the 2013 Special Meeting and the number of votes cast for or against and the number of abstentions with respect to each matter, as applicable.

1.

To approve the amendment and restatement of Sorrento’s 2009 Stock Incentive Plan to increase the number of shares of common stock authorized to be issued pursuant to the Plan from 15,600,000 to 34,000,000, to modify the Plan’s evergreen provision, to limit the aggregate value of awards which may be granted to any non-employee director in any fiscal year, to clarify that awards may be subject to any clawback policy adopted by Sorrento and to institute a ten-year term for the amended and restated Plan.

FOR	AGAINST	ABSTAIN
200,641,360.0	12,510,192.9	0.0

In accordance with the above results, Proposal No. 1 was approved.

2.	To approve an amendment to Sorrento’s Certificate of Incorporation to increase the number of shares of common stock authorized to be issued by Sorrento from 500,000,000 to 750,000,000.

FOR	AGAINST	ABSTAIN
213,141,360.0	10,192.9	0.0

In accordance with the above results, Proposal No. 2 was approved.

3.	To approve an amendment to Sorrento’s Certificate of Incorporation to authorize the Board to effect a reverse stock split of Sorrento’s common stock by a ratio of not less than 1-for-2 and not more than 1-for-150, with the Board having the discretion as to whether or not the reverse split is to be effected at any time prior to the first anniversary date of the 2013 Special Meeting, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Board in its discretion.

FOR	AGAINST	ABSTAIN
200,641,610.0	12,509,942.9	0.0

In accordance with the above results, Proposal No. 3 was approved.

4.	To approve an amendment to Sorrento’s Certificate of Incorporation to authorize the Board, in the event the Reverse Split Proposal is approved, in its discretion, to reduce the number of shares of common stock authorized to be issued by Sorrento in proportion to the percentage decrease in the number of outstanding shares of common stock resulting from the reverse split (or a lesser decrease in authorized shares of common stock as determined by the Board in its discretion).

FOR	AGAINST	ABSTAIN
213,141,610.0	9,942.9	0.0

In accordance with the above results, Proposal No. 4 was approved.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit #	Description

3.1	Certificate of Amendment of Certificate of Incorporation to Increase Authorized Shares of Common Stock of Sorrento Therapeutics, Inc. (incorporated by reference to Appendix B to the definitive proxy statement filed by Sorrento Therapeutics, Inc. with the Securities and Exchange Commission on April 16, 2013)
3.2	Certificate of Amendment of Certificate of Incorporation to Effect Reverse Stock Split of Sorrento Therapeutics, Inc. (incorporated by reference to Appendix C to the definitive proxy statement filed by Sorrento Therapeutics, Inc. with the Securities and Exchange Commission on April 16, 2013)
3.3	Certificate of Amendment of Certificate of Incorporation to Decrease Authorized Shares of Common Stock of Sorrento Therapeutics, Inc. (incorporated by reference to Appendix D to the definitive proxy statement filed by Sorrento Therapeutics, Inc. with the Securities and Exchange Commission on April 16, 2013)
10.1	Sorrento Therapeutics, Inc. Amended and Restated 2009 Stock Incentive Plan (incorporated by reference to Appendix A to the definitive proxy statement filed by Sorrento Therapeutics, Inc. with the Securities and Exchange Commission on April 16, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

By:	/s/ Richard Vincent
Name: Richard Vincent
Title: Chief Financial Officer and Secretary

Date: April 26, 2013

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation to Increase Authorized Shares of Common Stock of Sorrento Therapeutics, Inc. (incorporated by reference to Appendix B to the definitive proxy statement filed by Sorrento Therapeutics, Inc. with the Securities and Exchange Commission on April 16, 2013)
3.2	Certificate of Amendment of Certificate of Incorporation to Effect Reverse Stock Split of Sorrento Therapeutics, Inc. (incorporated by reference to Appendix C to the definitive proxy statement filed by Sorrento Therapeutics, Inc. with the Securities and Exchange Commission on April 16, 2013)
3.3	Certificate of Amendment of Certificate of Incorporation to Decrease Authorized Shares of Common Stock of Sorrento Therapeutics, Inc. (incorporated by reference to Appendix D to the definitive proxy statement filed by Sorrento Therapeutics, Inc. with the Securities and Exchange Commission on April 16, 2013)
10.1	Sorrento Therapeutics, Inc. Amended and Restated 2009 Stock Incentive Plan (incorporated by reference to Appendix A to the definitive proxy statement filed by Sorrento Therapeutics, Inc. with the Securities and Exchange Commission on April 16, 2013)